UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 10, 2020

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38528	62-1378182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
□  Emerging growth company
□  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On March 10, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The reports of PwC on the financial statements for the fiscal years ended December 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.  During the fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through March 10, 2020, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.  During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through March 10, 2020, there have been no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses identified in the Company’s internal control over financial reporting related to (1) ineffective information technology controls with respect to program development, change management, computer operations, and user access to programs and data, (2) the design of controls over income tax accounting, (3) evidential matter supporting the design and implementation of controls, and (4) the control activities component of the COSO framework.  The material weaknesses described in (2), (3), and (4) were subsequently remediated as of December 31, 2019.

The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agrees with the above statements.  A copy of such letter, dated March 12, 2020, is filed as Exhibit 16 to this Form 8-K.

(b) On March 11, 2020, the accounting firm of Grant Thornton was engaged by the Audit Committee as the Company’s new independent registered public accounting firm to perform independent audit services for the Company for the fiscal year ending December 31, 2020 (including with respect to the Company's quarterly period ending March 31, 2020), effective immediately.

During the fiscal year ended December 31, 2019 and December 31, 2018 and through the subsequent interim period as of March 11, 2020, neither the Company, nor any party on behalf of the Company, consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: March 12, 2020	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer and Treasurer